                     Market Shares for Electric Companies in the U.S.

                                                        Number of      Portion of Market
Parameter     Units        IPALCO's       IPALCO's       Larger      Served by IPALCO and
                           Statistics       Share       Companies      Larger Companies

Customers     thousands        423           0.5%          57                93.2%
Assets        $millions      2,123           0.4%          65                96.3%
Revenues      $millions        786           0.4%          60                94.4%


                    Comparison of IPALCO to Larger Electric Companies

                          Number of Utilities         Average Size
                          Necessary for 50% of          of These       Ratio of These
Parameter     Units               U.S.                  Utilities         to IPALCO

Customers     thousands            17                     2,813             6.64
Assets        $millions            16                    19,061             8.98
Revenues      $millions            16                     6,422             8.17


                          Number of Utilities         Average Size
                          Necessary for 80% of          of These       Ratio of These
Parameter     Units               U.S.                  Utilities         to IPALCO


Customers     thousands            38                     1,505             3.55
Assets        $millions            38                     8,901             4.19
Revenues      $millions            37                     3,164             4.03


            Market Shares for Electric Companies in the United States
                           Companies Sorted by Revenue

                                              Revenue         Rank      Share of   Cumulative
Holding Company                            (millions of $)                Total       Share

AEP-C&SW                                      10,618           1          5.3%         5.3%
Southern Company                               9,763           2          4.8%        10.1%
Edison International                           7,383           3          3.7%        13.7%
PG&E Corp.                                     7,245           4          3.6%        17.3%
Entergy Corp.                                  7,205           5          3.6%        20.9%
Unicom Corp.                                   7,136           6          3.5%        24.4%
TXU                                            6,556           7          3.2%        27.7%
FPL Group, Inc.                                6,132           8          3.0%        30.7%
Public Service Enterprise Group, Inc.          5,870           9          2.9%        33.6%
Consolidated Edison, Inc.                      5,728           10         2.8%        36.5%
FirstEnergy Corp.                              5,264           11         2.6%        39.1%
Cinergy Corp.                                  5,002           12         2.5%        41.5%
PECO Energy Co.                                4,866           13         2.4%        44.0%
PacifiCorp                                     4,834           14         2.4%        46.3%
Dominion Resources, Inc.                       4,628           15         2.3%        48.6%
Duke Energy Corp.                              4,529           16         2.2%        50.9%
Reliant Energy, Inc.                           4,350           17         2.2%        53.0%
Northeast Utilities                            4,257           18         2.1%        55.1%
GPU, Inc.                                      4,028           19         2.0%        57.1%
DTE Energy Co.                                 3,861           20         1.9%        59.0%
PP&L Resources, Inc.                           3,571           21         1.8%        60.8%
Niagara Mohawk Holdings, Inc.                  3,262           22         1.6%        62.4%
Ameren Corp.                                   3,186           23         1.6%        64.0%
Carolina Power & Light Co.                     3,167           24         1.6%        65.6%
New England Electric System                    2,774           25         1.4%        66.9%
Florida Progress Corp.                         2,648           26         1.3%        68.3%
Northern States Power Co.                      2,641           27         1.3%        69.6%
Allegheny Energy, Inc.                         2,614           28         1.3%        70.9%
CMS Energy Corp.                               2,604           29         1.3%        72.2%
New Century Energies, Inc.                     2,590           30         1.3%        73.4%
Conectiv                                       2,311           31         1.1%        74.6%
Constellation Energy Group, Inc.               2,221           32         1.1%        75.7%
Potomac Electric Power Co.                     2,064           33         1.0%        76.7%
Pinnacle West Capital Corp.                    1,911           34         0.9%        77.6%
Sempra Energy                                  1,867           35         0.9%        78.6%
Illinova Corp.                                 1,781           36         0.9%        79.5%
Energy East Corp.                              1,707           37         0.8%        80.3%
Wisconsin Energy Corp.                         1,679           38         0.8%        81.1%
BEC Energy                                     1,617           39         0.8%        81.9%
Alliant Energy Corp.                           1,576           40         0.8%        82.7%
Puget Sound Energy, Inc.                       1,475           41         0.7%        83.4%
LG&E Energy Corp.                              1,469           42         0.7%        84.2%
Sierra Pacific Resources                       1,452           43         0.7%        84.9%
TECO Energy, Inc.                              1,328           44         0.7%        85.5%
OGE Energy Corp.                               1,312           45         0.6%        86.2%
Vectren                                        1,305           46         0.6%        86.8%
Western Resources, Inc.                        1,227           47         0.6%        87.4%
Enron Corp.                                    1,178           48         0.6%        88.0%
MidAmerican Energy Holdings Co.                1,170           49         0.6%        88.6%
DQE, Inc.                                      1,153           50         0.6%        89.2%
IDACORP, Inc.                                  1,122           51         0.6%        89.7%
Columbia-NiSource                              1,076           52         0.5%        90.3%
KeySpan Energy                                 1,076           53         0.5%        90.8%
DPL, Inc.                                      1,076           54         0.5%        91.3%
CMP Group, Inc.                                  947           55         0.5%        91.8%
UtiliCorp United, Inc.                           945           56         0.5%        92.3%
Kansas City Power & Light Co.                    939           57         0.5%        92.7%
Avista Corp.                                     856           58         0.4%        93.2%
Hawaiian Electric Industries, Inc.               855           59         0.4%        93.6%
PSC of New Mexico                                835           60         0.4%        94.0%
IPALCO Enterprises, Inc.                         786           61         0.4%        94.4%

All others combined                           11,340                      5.6%

Total                                        201,966


            Market Shares for Electric Companies in the United States
                           Companies Sorted by Assets

                                              Assets          Rank      Share of   Cumulative
Holding Company                            (millions of $)                Total       Share

AEP-C&SW                                      26,599            1         4.4%         4.4%
Unicom Corp.                                  26,223            2         4.3%         8.8%
Southern Company                              25,367            3         4.2%        13.0%
PG&E Corp.                                    23,879            4         4.0%        16.9%
Entergy Corp.                                 21,348            5         3.5%        20.5%
Edison International                          21,121            6         3.5%        24.0%
TXU                                           20,540            7         3.4%        27.4%
FirstEnergy Corp.                             20,311            8         3.4%        30.7%
Duke Energy Corp.                             17,692            9         2.9%        33.7%
FPL Group, Inc.                               16,643           10         2.8%        36.4%
Public Service Enterprise Group, Inc.         15,239           11         2.5%        39.0%
Consolidated Edison, Inc.                     14,599           12         2.4%        41.4%
Dominion Resources, Inc.                      14,545           13         2.4%        43.8%
Niagara Mohawk Holdings, Inc.                 14,542           14         2.4%        46.2%
GPU, Inc.                                     13,361           15         2.2%        48.4%
KeySpan Energy                                12,960           16         2.1%        50.6%
PECO Energy Co.                               12,531           17         2.1%        52.6%
DTE Energy Co.                                11,671           18         1.9%        54.6%
PacifiCorp                                    11,624           19         1.9%        56.5%
Northeast Utilities                           11,486           20         1.9%        58.4%
Reliant Energy, Inc.                          10,333           21         1.7%        60.1%
Cinergy Corp.                                  9,878           22         1.6%        61.8%
PP&L Resources, Inc.                           9,275           23         1.5%        63.3%
Carolina Power & Light Co.                     9,139           24         1.5%        64.8%
Ameren Corp.                                   8,755           25         1.5%        66.3%
Western Resources, Inc.                        8,543           26         1.4%        67.7%
Constellation Energy Group, Inc.               8,170           27         1.4%        69.0%
CMS Energy Corp.                               7,709           28         1.3%        70.3%
New Century Energies, Inc.                     7,553           29         1.3%        71.6%
Northern States Power Co.                      7,457           30         1.2%        72.8%
Illinova Corp.                                 7,150           31         1.2%        74.0%
Pinnacle West Capital Corp.                    6,528           32         1.1%        75.1%
Allegheny Energy, Inc.                         6,426           33         1.1%        76.1%
Potomac Electric Power Co.                     6,078           34         1.0%        77.1%
Conectiv                                       5,488           35         0.9%        78.1%
Florida Progress Corp.                         5,123           36         0.8%        78.9%
Citizens Utilities Co.                         5,113           37         0.8%        79.8%
Sempra Energy                                  5,009           38         0.8%        80.6%
Wisconsin Energy Corp.                         4,839           39         0.8%        81.4%
Puget Sound Energy, Inc.                       4,792           40         0.8%        82.2%
Sierra Pacific Resources                       4,660           41         0.8%        83.0%
DQE, Inc.                                      4,624           42         0.8%        83.7%
Vectren                                        4,498           43         0.7%        84.5%
Alliant Energy Corp.                           4,313           44         0.7%        85.2%
New England Electric System                    4,114           45         0.7%        85.9%
LG&E Energy Corp.                              4,056           46         0.7%        86.5%
UtiliCorp United, Inc.                         3,996           47         0.7%        87.2%
Energy East Corp.                              3,851           48         0.6%        87.8%
Columbia-NiSource                              3,769           49         0.6%        88.5%
DPL, Inc.                                      3,625           50         0.6%        89.1%
MidAmerican Energy Holdings Co.                3,574           51         0.6%        89.7%
UniSource Energy Corp.                         3,333           52         0.6%        90.2%
Enron Corp.                                    3,317           53         0.5%        90.8%
BEC Energy                                     3,171           54         0.5%        91.3%
TECO Energy, Inc.                              2,958           55         0.5%        91.8%
Kansas City Power & Light Co.                  2,845           56         0.5%        92.2%
PSC of New Mexico                              2,728           57         0.5%        92.7%
Montana Power Co.                              2,722           58         0.5%        93.1%
El Paso Electric Co.                           2,675           59         0.4%        93.6%
Rochester Gas & Electric Corp.                 2,492           60         0.4%        94.0%
IDACORP, Inc.                                  2,404           61         0.4%        94.4%
OGE Energy Corp.                               2,396           62         0.4%        94.8%
Avista Corp.                                   2,320           63         0.4%        95.2%
CMP Group, Inc.                                2,279           64         0.4%        95.6%
Hawaiian Electric Industries, Inc.             2,194           65         0.4%        95.9%
IPALCO Enterprises, Inc.                       2,123           66         0.4%        96.3%

All others combined                           22,440                      3.7%

Total                                        603,118


            Market Shares for Electric Companies in the United States
                     Companies Sorted by Number of Customers

                                            Customers                   Share of   Cumulative
Holding Company                            (thousands)        Rank        Total       Share

AEP-C&SW                                       4,690           1          5.1%         5.1%
PG&E Corp.                                     4,536           2          4.9%        10.0%
Edison International                           4,284           3          4.6%        14.6%
Southern Company                               3,761           4          4.1%        18.7%
FPL Group, Inc.                                3,615           5          3.9%        22.6%
Unicom Corp.                                   3,445           6          3.7%        26.3%
Consolidated Edison, Inc.                      3,031           7          3.3%        29.6%
TXU                                            2,517           8          2.7%        32.3%
Entergy Corp.                                  2,482           9          2.7%        35.0%
FirstEnergy Corp.                              2,161           10         2.3%        37.3%
DTE Energy Co.                                 2,062           11         2.2%        39.5%
GPU, Inc.                                      2,030           12         2.2%        41.7%
Dominion Resources, Inc.                       1,977           13         2.1%        43.9%
Duke Energy Corp.                              1,968           14         2.1%        46.0%
Public Service Enterprise Group, Inc.          1,911           15         2.1%        48.1%
Northeast Utilities                            1,729           16         1.9%        49.9%
CMS Energy Corp.                               1,628           17         1.8%        51.7%
Reliant Energy, Inc.                           1,596           18         1.7%        53.4%
Niagara Mohawk Holdings, Inc.                  1,551           19         1.7%        55.1%
Northern States Power Co.                      1,547           20         1.7%        56.8%
New Century Energies, Inc.                     1,545           21         1.7%        58.4%
Ameren Corp.                                   1,506           22         1.6%        60.1%
PECO Energy Co.                                1,488           23         1.6%        61.7%
PacifiCorp                                     1,454           24         1.6%        63.2%
Cinergy Corp.                                  1,424           25         1.5%        64.8%
Allegheny Energy, Inc.                         1,410           26         1.5%        66.3%
Florida Progress Corp.                         1,341           27         1.4%        67.8%
PP&L Resources, Inc.                           1,250           28         1.4%        69.1%
Sempra Energy                                  1,190           29         1.3%        70.4%
Carolina Power & Light Co.                     1,169           30         1.3%        71.7%
Constellation Energy Group, Inc.               1,117           31         1.2%        72.9%
KeySpan Energy                                 1,042           32         1.1%        74.0%
New England Electric System                    1,009           33         1.1%        75.1%
Wisconsin Energy Corp.                         1,005           34         1.1%        76.2%
Conectiv                                         939           35         1.0%        77.2%
Alliant Energy Corp.                             902           36         1.0%        78.2%
Puget Sound Energy, Inc.                         882           37         1.0%        79.1%
LG&E Energy Corp.                                832           38         0.9%        80.0%
Sierra Pacific Resources                         825           39         0.9%        80.9%
Energy East Corp.                                813           40         0.9%        81.8%
Pinnacle West Capital Corp.                      778           41         0.8%        82.6%
OGE Energy Corp.                                 694           42         0.7%        83.4%
Enron Corp.                                      691           43         0.7%        84.1%
Potomac Electric Power Co.                       690           44         0.7%        84.9%
BEC Energy                                       667           45         0.7%        85.6%
MidAmerican Energy Holdings Co.                  651           46         0.7%        86.3%
Eastern Utilities Associates                     641           47         0.7%        87.0%
Western Resources, Inc.                          620           48         0.7%        87.6%
DQE, Inc.                                        581           49         0.6%        88.3%
UtiliCorp United, Inc.                           576           50         0.6%        88.9%
Illinova Corp.                                   568           51         0.6%        89.5%
TECO Energy, Inc.                                530           52         0.6%        90.1%
CMP Group, Inc.                                  530           53         0.6%        90.7%
Vectren                                          510           54         0.6%        91.2%
DPL, Inc.                                        488           55         0.5%        91.7%
Kansas City Power & Light Co.                    448           56         0.5%        92.2%
WPS Resources Corp.                              440           57         0.5%        92.7%
IPALCO Enterprises, Inc.                         423           58         0.5%        93.2%

All others combined                            6,335                      6.8%

Total                                        92,522